Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
In connection with the Quarterly Report on Form 10-Q of Bullpen Parlay Acquisition Company (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David VanEgmond, Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that:

1	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2022	/s/ David VanEgmond
	Name:	David VanEgmond
	Title:	Chief Executive Officer
(Principal Executive and Principal Financial Officer)